EXECUTION COPY





                                   SHAREHOLDERS AGREEMENT dated as of
                              September 2, 1999 (this "Agreement"), among
                              LYCOS, INC., a Delaware corporation ("Parent"), and the individuals and other parties listed on Schedule A attached hereto (each, a "Shareholder" and, collectively, the "Shareholders").

          WHEREAS Parent, Quicksilver Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and Quote.com, Inc., a California corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement;

          WHEREAS each Shareholder owns the number of shares of capital stock of the Company set forth opposite such Shareholder's name on Schedule A hereto (such shares of capital stock of the Company, together with any other shares of capital stock of the Company acquired by such Shareholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "Subject Shares"); and

          WHEREAS as a condition to its willingness to enter into the Merger Agreement, Parent has requested that each Shareholder enter into this Agreement.

          NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

          SECTION 1. Representations and Warranties of Each Shareholder. Each Shareholder hereby, severally and not jointly, represents and warrants to Parent as follows:

          (a) Organization; Authority; Execution and Delivery; Enforceability. To the extent that such Shareholder is an entity other than an individual, such Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate or other power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and


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delivery of this Agreement by such Shareholder and the consummation by such
Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Shareholder. This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms. The execution and delivery by such Shareholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof, will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or result in the termination of, or accelerate the performance required by, or give rise to a right of termination, cancelation or acceleration of any obligation or loss of a benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien on any properties or assets of such Shareholder pursuant to, (i) any provision of the certificate of incorporation or by-laws or partnership agreement or the comparable organizational documents of such Shareholder, (ii) any Contract to which such Shareholder is a party or by which any of the properties or assets of such Shareholder are bound or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Shareholder or its assets. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Shareholder in connection with the execution and delivery of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated hereby. No trust of which such Shareholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

          (b) The Subject Shares. Such Shareholder is the record and beneficial owner of (or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of), and has good and marketable title to, the Subject Shares set forth opposite its name on Schedule A hereto, free and clear of any Liens. Such Shareholder does not own of record any shares of capital stock of the Company other than the Subject Shares set forth opposite its name on Schedule A hereto, and does not beneficially own any shares of capital stock of the Company other than Subject Shares. Such Shareholder has the sole right to vote and Transfer (as defined below) the Subject Shares set forth opposite its name on Schedule A hereto, and


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none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Subject Shares, except as set forth in Sections 3 and 4 of this Agreement.

          SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Shareholder as follows: Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and, assuming due execution by each Shareholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien on any assets of Parent pursuant to, (i) any provision of the charter or by-laws of Parent, (ii) any Contract to which Parent is a party or by which any of its assets is bound or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its assets. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent of the transactions contemplated hereby.

          SECTION 3. Covenants of Each Shareholder. Each Shareholder, severally and not jointly, covenants and agrees as follows:

          (a) At any meeting of the shareholders of the Company called to vote upon the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement, or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger, the Merger Agreement or any of the transactions contemplated by the Merger Agreement, is sought, such Shareholder shall, including by executing a written consent solicitation if


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requested by Parent, vote (or cause to be voted) such Shareholder's Subject
Shares in favor of the adoption and approval by the Company of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement (including the issuance of the Hunsader Shares).

          (b) At any meeting of the shareholders of the Company or at any adjournment thereof or in any other circumstances upon which such Shareholder's vote, consent or other approval is sought, such Shareholder shall vote (or cause to be voted) the Subject Shares of such Shareholder against, and shall not consent to (and shall cause not to be consented to), any of the following (or any agreement to enter into or effect any of the following): (i) any Takeover Proposal or transaction or occurrence which if publicly proposed and offered to the Company and its shareholders (or any of them) would be the subject of a Takeover Proposal (collectively, "Alternative Transactions") or (ii) any amendment of the Company's Amended and Restated Certificate of Incorporation or Amended and Restated By-laws or other proposal, action or transaction involving the Company or any of its subsidiaries, which amendment or other proposal, action or transaction would or could reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement or to dilute in any material respect the benefits to Parent of the Merger and the other transactions contemplated by the Merger Agreement, or change in any manner the voting rights of any class or shares of Company Capital Stock (collectively, "Frustrating Transactions").

          (c) Other than this Agreement, such Shareholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any Subject Shares or any interest therein or enter into any Contract, option or other arrangement (including any profit sharing or other derivative arrangement) with respect to the Transfer of, any Subject Shares or any interest therein to any person other than pursuant to the Merger Agreement, unless prior to any such Transfer the transferee of such Subject Shares enters into a shareholders agreement with Parent on terms substantially identical to the terms of this Agreement, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Alternative Transaction or Frustrating Transaction or otherwise with respect to the Subject Shares.



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          (d) Such Shareholder shall not, and shall not authorize or permit any of its subsidiaries or affiliates (other than the Company) or any of its or their directors, officers, employees, partners, investment bankers, attorneys or other advisors or representatives to, directly or indirectly, (i) solicit, initiate, encourage or take any other action to facilitate any inquiries with respect to any Takeover Proposal or the submission of any Takeover Proposal, (ii) enter into any agreement with respect to any Takeover Proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with, or assist or participate in any effort or attempt by any person with respect to, any Takeover Proposal.

          (e)(i) Such Shareholder shall use its best efforts to take, or cause to be taken, all other actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all other things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

          (ii) Such Shareholder shall not, and shall not authorize or permit any of its subsidiaries or affiliates (other than the Company) or any of its or their directors, officers, employees, partners, investment bankers, attorneys or other advisors or representatives to, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement without the prior written consent of Parent, except as may be required by applicable law.

          (f) Such Shareholder hereby waives any rights of appraisal, or rights to dissent from the Merger, that such Shareholder may have.

          (g) If, at the time the Merger Agreement is submitted for approval to the shareholders of the Company, a Shareholder may be deemed, in the reasonable judgment of Parent or the Company, an "affiliate" of the Company for purposes of Rule 145 under the Securities Act, such Shareholder shall deliver to Parent on or prior to the Closing Date a written agreement substantially in the form attached as Exhibit D to the Merger Agreement.

          (h) Such Shareholder shall execute and deliver to Parent the Escrow Agreement.



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          SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy. (a)
Each Shareholder hereby irrevocably grants to, and appoints, Parent and Edward
M. Philip, its Chief Operating Officer and Chief Financial Officer, Thomas E. Guilfoile, its Vice President, Finance & Administration, and Jeffrey M. Snider, its General Counsel, in their respective capacities as designees of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote such Shareholder's Subject Shares, or grant a consent or approval in respect of such Subject Shares, (i) in favor of the Merger, the adoption and approval by the Company of the Merger Agreement and the approval of the other transactions contemplated by the Merger Agreement (including the issuance of the Hunsader Shares) and (ii) against any Alternative Transaction or Frustrating Transaction.

          (b) Such Shareholder represents that any proxies heretofore given in respect of such Shareholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

          (c) Such Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. Such Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

          SECTION 5. Further Assurances. Each Shareholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may request for the purpose of effectuating the matters covered by this Agreement, including the grant of the proxies set forth in Section 4.

          SECTION 6. Certain Events. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to such Shareholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Shareholder's heirs, guardians, administrators or


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successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Capital Stock, or the acquisition of additional shares of Company Capital Stock or other voting securities of the Company by any Shareholder, the number of Subject Shares listed on Schedule A hereto beside the name of such Shareholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Capital Stock or other voting securities of the Company issued to or acquired by such Shareholder.

          SECTION 7. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement. Any purported assignment in violation of this Section 7 shall be void. Subject to the preceding sentences of this
Section 7, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

          SECTION 8. Termination. This Agreement shall terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

          SECTION 9. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          (b) Notices. All notices, requests, clauses, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery) to Parent in accordance with Section 9.02 of the Merger Agreement and to the Shareholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).



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          (c) Interpretation. When a reference is made in this Agreement to
Sections or Schedules, such reference shall be to a Section or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

          (d) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.

          (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any person other than the parties hereto (and the persons specified as proxies in Section
4) any rights or remedies.

          (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS OF SUCH STATE.

          (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid,


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illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          SECTION 10. Enforcement. Each of the parties hereto agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Delaware state court or any Federal court located in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Delaware state court or any Federal court located in the State of Delaware in the event any dispute arises out of or under or relates to this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action, suit or proceeding arising out of or under or relating to this Agreement or any of the transactions contemplated hereby in any court other than any Delaware state court or any Federal court located in the State of Delaware and (iv) waives any right to trial by jury with respect to any action, suit or proceeding arising out of or under or relating to this Agreement or any of the transactions contemplated hereby in any Delaware state court or any Federal court located in the State of Delaware, and hereby further and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.




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          IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Shareholder has signed this Agreement, all as of the date first written above.


                                        LYCOS, INC.,

                                          by /s/ Scot Rosenblum
                                             --------------------------------
                                             Name:  Scot Rosenblum
                                             Title: Vice President


                                        SHAREHOLDERS:


                                          by /s/ Michael Moritz
                                             --------------------------------
                                             Name:  Michael Moritz
                                             Title: Sequoia Capital



                                          by /s/ Noosheen Hashemi
                                             --------------------------------
                                             Name:  Noosheen Hashemi



                                          by /s/ John Fitzgerald
                                             --------------------------------
                                             Name:  John Fitzgerald
                                             Title: Director of AZ Company


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                                          by /s/ Daniel K. Doyle
                                             --------------------------------
                                             Name:  Daniel K. Doyle
                                             Title: Managing Director of
                                                    Shawmut Equity Partners,
                                                    L.P.


                                          by /s/ Yosi Amran
                                             --------------------------------
                                             Name:  Yosi Amran



                                          by /s/ Richard Campione
                                             --------------------------------
                                             Name:  Richard Campione



                                          by /s/ Regis McKenna
                                             --------------------------------
                                             Name:  Regis McKenna



                                          by /s/ William Bales
                                             --------------------------------
                                             Name:  William Bales


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                                          by /s/ Ron Cefalu
                                             --------------------------------
                                             Name:  Ron Cefalu



                                          by /s/ Mark Jones
                                             --------------------------------
                                             Name:  Mark Jones
                                             Title: Trustee of Maro Corporation



                                          by /s/ Jim Caviglia
                                             --------------------------------
                                             Name:  Jim Caviglia
                                             Title: Partner of Riva
                                                    Investments



                                          by /s/ Kevin Westerland
                                             --------------------------------
                                             Name:  Kevin Westerland
                                             Title: Software Engineer



                                          by /s/ Robert Bennin
                                             --------------------------------
                                             Name:  Robert Bennin



                                          by /s/ Avon Kendrick
                                             --------------------------------
                                             Name:  Avon Kendrick



                                          by /s/ Marvin Schoffstall
                                             --------------------------------
                                             Name:  Marvin Schoffstall
                                             Title: General Partner of
                                                    MLS. I, L.P.




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                                          by /s/ Jeffrey Tang
                                             --------------------------------
                                             Name:  Jeffrey Tang



                                          by /s/ Daniel Nova
                                             --------------------------------
                                             Name:  Daniel Nova
                                             Title: General Partner of
                                                    Highland Capital Partners
                                                    III Limited Partnership
                                                    Member of Highland
                                                    Entrepreneur's Fund III,
                                                    Limited Partnership



                                          by /s/ Peter Smits
                                             --------------------------------
                                             Name:  Peter Smits



                                          by /s/ Eric Hunsader
                                             --------------------------------
                                             Name:  Eric Hunsader